News Release

CDI Announces Sale of Todays Staffing Subsidiary

PHILADELPHIA, Sept. 20 /PRNewswire-FirstCall/ -- CDI Corp. (NYSE:CDI) today announced that the company has signed a definitive agreement to sell its Todays Staffing, Inc. (Todays) subsidiary to Spherion Corporation (NYSE:SFN).

Under the terms of the agreement, the sale price is anticipated to be $40.0 million in cash in an essentially breakeven transaction. Todays reported revenue of $80.5 million and operating profit of $1.8 million for the first six months of 2007.

The sale announced today is anticipated to close by the end of September, 2007, contingent upon customary closing conditions. Beginning with the third quarter of 2007, CDI will report Todays financial results as a discontinued operation.

“The sale of Todays Staffing is a significant step in our strategy to selectively redeploy non-core assets as CDI focuses its future growth on engineering and IT project outsourcing as well as on professional staffing services in technical, executive and managerial areas,” said Roger H. Ballou, President & CEO of CDI. “We are pleased that this sale provides the customers of Todays Staffing with continuity in delivery of highly-qualified candidates and exceptional client services through Spherion Corporation.”

About CDI

Headquartered in Philadelphia, CDI Corp (NYSE:CDI) is a leading provider of engineering and information technology outsourcing solutions and professional staffing. Its operating units include CDI Engineering Solutions, CDI IT Solutions, CDI AndersElite Limited, Todays Staffing, Inc. and Management Recruiters International, Inc. Visit CDI at www.cdicorp.com.

Caution Concerning Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address expectations or projections about the future, including statements about our strategy for growth, expected expenditures and future financial results, are forward-looking statements. Some of the forward-looking statements can be identified by words like “anticipates,” “believes,” “expects,” “may,” “will,” “could,” “intends,” “plans,” “estimates,” and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions that are difficult to predict. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to: changes in general economic conditions and levels of capital spending by customers in the industries that we serve; the impact of a potential reduction in demand in our IT Solutions segment; possible inaccurate assumptions or forecasts regarding the bill rate, profit margin and duration of assignment applicable to billable personnel (and regarding the utilization rate of billable personnel in our project business); competitive market pressures; the availability and cost of qualified labor; changes in customers' attitudes towards outsourcing; our level of success in attracting, training, and retaining qualified management personnel and other staff employees; the ability to pass on to customers increases in costs (such as those relating to workers' compensation, unemployment insurance, medical insurance coverage or other costs which may arise from regulatory requirements); our performance on customer contracts; the possibility of incurring liability for our activities, including the activities of our temporary employees; adverse consequences arising out of the U.K. Office of Fair Trading investigation; and government policies or judicial decisions adverse to the staffing industry. More detailed information about some of these risks and uncertainties may be found in our filings with the SEC, particularly in the “Risk Factors” section of our Form 10-K's and the “Management's Discussion and Analysis of Financial Condition and Results of Operations” section of our Form 10-K's and Form 10-Q's. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We assume no obligation to update such statements, whether as a result of new information, future events or otherwise.

Contact:

Vincent J. Webb
VP, Communications & Marketing
CDI Corporation
(215) 636-1240
vince.webb@cdicorp.com